UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

Form 8-K
____________________

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 20, 2012
____________________

Lehman Brothers Holdings Inc.
(Exact name of registrant as specified in its charter)
____________________

Commission File Number:  1-9466

Delaware (State or other jurisdiction of incorporation)	13-3216325 (IRS Employer Identification No.)

1271 Avenue of the Americas
New York, New York 10020
(Address of principal executive offices, including zip code)

(646) 285-9000
(Registrant’s telephone number, including area code)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

General

On January 20, 2012, Lehman Brothers Holdings Inc. (“Lehman”) entered into and simultaneously closed on an Interest Purchase Agreement (the “Purchase Agreement”) with Bank of America, N.A. (“BANA”) and Banc of America Strategic Ventures, Inc. (“BofA Strategic”) (BANA and BofA Strategic, collectively, “Bank of America”), and BIH ASN LLC (“BIH”) and Archstone Equity Holdings Inc. (“AEH”) (BIH and AEH, collectively, “Barclays”) (Bank of America and Barclays, collectively, the “Sellers” and each, a “Seller”).  Pursuant to the Purchase Agreement, Lehman acquired from the Sellers 50% of all equity interests, including governance and voting interests, held by the Sellers (the “Purchased Interests”) in various entities affiliated with Archstone, a privately-held owner, operator and developer of multifamily apartment properties (collectively, “Archstone”), for total consideration of $1,325,000,000 in cash, subject to certain adjustments (the “Purchase Price”).  Following the acquisition of the Purchased Interests Lehman now owns approximately 73.5% of Archstone.

Lehman entered into the Purchase Agreement pursuant to a right of first offer (the “ROFO Right”) that it holds pursuant to certain existing agreements with the Sellers.  The ROFO Right was triggered when Lehman received a Notice of Intent to Sell Interests (the “Notice”) from each Seller on December 2, 2011 that each Seller was obligated to provide to Lehman prior to selling any equity interests in Archstone.  The Notice set forth a purchase price for the Purchased Interests equal to the Purchase Price and attached an Interest Purchase Agreement, dated as of December 2, 2011 (the “EQR Purchase Agreement”), fully executed by the Sellers and ERP Operating Limited Partnership (together with its general partner Equity Residential, “EQR”) relating to the sale of the Purchased Interests.  Lehman exercised its ROFO Right contemporaneously with entering into the Purchase Agreement.

Representations, Warranties and Covenants

Lehman and the Sellers have made customary representations, warranties and covenants, including representations and warranties with respect to ownership of the Purchased Interests and certain representations regarding matters relating to the business of Archstone.

Indemnification

The Purchase Agreement contains certain indemnification obligations of each party relating to breaches of fundamental representations and warranties, breaches of covenants and certain other specified matters.

Item 2.01 Completion of Acquisition or Disposition of Assets

Designation of Affiliates

In accordance with the terms of the Purchase Agreement, Lehman designated ACQ SPV I Holdings LLC, a directly wholly-owned subsidiary of Lehman (“SPV I Holdings”), and ACQ SPV I Paper LLC, a directly wholly-owned subsidiary of Lehman Commercial Paper Inc. (and an indirectly wholly-owned subsidiary of Lehman) (“SPV I Paper”) (SPV I Holdings and SPV I Paper, collectively, the “Lehman Designees”), as the persons to take ownership of the Purchased Assets from the Sellers.

Purchase and Sale of Purchased Interests

On January 20, 2012, pursuant to the terms of the Purchase Agreement, Lehman paid the Purchase Price to the Sellers, and the Sellers transferred the Purchased Interests to the Lehman Designees.  Lehman paid the Purchase Price solely with cash proceeds from its estate, with the approval of its Board of Directors, the United States Bankruptcy Court for the Southern District of New York, and the Unsecured Creditors Committee in Lehman’s bankruptcy case (Case No. 80-13555 (JMP)).  The Purchase Price was determined in accordance with the ROFO Right, the exercise of which required that Lehman pay the purchase price set forth in the Notice to acquire the Purchased Interests from the Sellers.

Termination of EQR Purchase Agreement

Contemporaneously with the acquisition of the Purchased Interests by the Lehman Designees, the Sellers agreed to terminate the EQR Purchase Agreement, which is conditioned on Lehman not exercising the ROFO Right with respect to the Purchased Interests.

Governance

As the approximately 73.5% direct and indirect owner of Archstone, Lehman may direct decisions or actions with respect to Archstone other than the approval of certain major matters, which shall require the approval of Lehman and at least one Seller, and special major matters, which shall require the approval of Lehman and both Sellers.

Other Matters

The Sellers and EQR are parties to that certain Other Interest Agreement dated as of December 2, 2011 (the “Other Interest Agreement”).  The Other Interest Agreement provides EQR with the option to purchase all remaining equity interests held by the Sellers in Archstone, for a purchase price that is greater than or equal to $1,325,000,000 on substantially the same terms and conditions as those contained in the EQR Purchase Agreement.  Lehman believes that the Sellers’ execution of the Other Interest Agreement is in breach of Lehman’s contractual agreements with the Sellers and Lehman has asserted certain claims against the Sellers related to the EQR Purchase Agreement and the Other Interest Agreement that are pending in an adversary proceeding currently before the United States Bankruptcy Court for the Southern District of New York.

The foregoing description of the Purchase Agreement and the transfer of the Purchased Interests pursuant to the Purchase Agreement is not complete and is subject to and qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K, and the terms of which are incorporated herein by reference.

Cautionary Statement Regarding Forward Looking Statements

Statements in this Form 8-K, and other statements that Lehman may make, including statements about the valuation of Archstone or any equity interests therein, risks of the acquisition of the Purchased Interests, pursuing or failure to pursue any other transaction, and Lehman’s exercise of the ROFO Right, may contain forward-looking statements that involve numerous risks and uncertainties.  In particular, valuations are inherently subject to uncertainties and variations, no assurances can be given as to any valuation, and actual proceeds from any transaction could be different than currently anticipated.  The statements contained in this Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended, including, without limitation, statements regarding the expected risks of the acquisition of the Purchased Interests, pursuing or failure to pursue any other transaction, exercise of the ROFO Right, and beliefs and intentions.  All forward-looking statements included in this Form 8-K are based on information available to Lehman on the date hereof.  In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on Lehman’s results of operations or financial condition.  Accordingly, actual results may differ materially and adversely from those expressed in any forward-looking statements. Neither Lehman’s nor any other person can assume responsibility for the accuracy and completeness of forward-looking statements. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond Lehman’s control. These factors include, at a minimum: pursuing or failure to pursue any other transaction; failure to obtain, delays in obtaining or adverse conditions contained in any required regulatory or other approvals; changes in laws or regulations; failure of the investment in the Purchased Interests to perform as expected; inability to influence the operations and control of Archstone; and changes in general economic conditions.  Lehman undertakes no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

2.1
Interest Purchase Agreement, dated as of January 20, 2012, by and among Lehman Brothers Holdings Inc., Bank of America, N.A., Banc of America Strategic Ventures, Inc., BIH ASN LLC, and Archstone Equity Holdings Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LEHMAN BROTHERS HOLDINGS INC.

Date: January 23, 2011	By:	/s/ William J. Fox
		Name:	William J. Fox
		Title:	Chief Financial Officer and Executive Vice President

EXHIBIT INDEX

Exhibit Number	Description
2.1
Interest Purchase Agreement, dated as of January 20, 2012, by and among Lehman Brothers Holdings Inc., Bank of America, N.A., Banc of America Strategic Ventures, Inc., BIH ASN LLC, and Archstone Equity Holdings Inc.

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